UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 13, 2023

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 13, 2023, the Board of Directors (the “Board”) of Expedia Group, Inc. (the “Company”) approved and adopted amendments to the Company's Amended and Restated Bylaws (as amended, the “Bylaws”), which became effective that same date. Among other things, the amendments:
•update the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and other proposals made in connection with annual meetings of stockholders by, among other things:
◦requiring additional background information and disclosures regarding proposing stockholders and proposed nominees;
◦requiring any stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 and to provide reasonable evidence that certain requirements of such rule have been satisfied;
◦requiring that any stockholder proposing any nominees or business provide any additional information as may reasonably be requested by the Company;
◦requiring that a stockholder seeking to nominate director(s) at a meeting deliver to the Company notice that it has met all applicable requirements of Rule 14a-19 no later than five business days prior to the applicable meeting;
◦requiring that the information regarding the stockholder submitting a nomination and their nominees be true as of the record date and as of ten business days prior to the meeting date; and
◦requiring any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card other than white, with the white proxy card being reserved for exclusive use by the Board;
•require stockholders to provide notice of any proposed business or nominations no earlier than 120 days and no later than 90 days prior to the annual meeting; and
•make other updates, including conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Expedia Group, Inc., effective as of December 13, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert Dzielak
Robert Dzielak
Chief Legal Officer and Secretary
Dated: December 15, 2023